                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ______________________

                                    FORM T-1

                STATEMENT OF ELIGIBILITY AND QUALIFICATION UNDER
                THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                             ______________________

                         BANK OF AMERICA NATIONAL TRUST
                            AND SAVINGS ASSOCIATION
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)


                                                          94-1687665
         (STATE OF INCORPORATION                       (I.R.S. EMPLOYER
         IF NOT A NATIONAL BANK)                       IDENTIFICATION NO.)

         LOS ANGELES HEADQUARTERS:
         333 SOUTH BEAUDRY AVENUE                             90017
         LOS ANGELES, CALIFORNIA                            (ZIP CODE)

                 HEAD OFFICE:
         555 CALIFORNIA STREET                                94120
         SAN FRANCISCO, CALIFORNIA                          (ZIP CODE)

                             ______________________

                           J.C. PENNEY COMPANY, INC.
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

                 DELAWARE                                     13-5583779
         (STATE OR OTHER JURISDICTION OF                   (I.R.S. EMPLOYER
         INCORPORATION OR ORGANIZATION)                   IDENTIFICATION NO.)


         6501 LEGACY DRIVE
         PLANO, TEXAS                                          75024-3698
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)

                             ______________________

                                DEBT SECURITIES
                      (TITLE OF THE INDENTURE SECURITIES)

================================================================================

                                    FORM T-1



1. GENERAL INFORMATION. Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

                 Comptroller of the Currency
                  Washington, D.C.

                 Federal Deposit Insurance Corporation
                  Washington, D.C.

                 Federal Reserve Bank of San Francisco (Twelfth District)
                  San Francisco, California

                 Board of Governors of the Federal Reserve System
                  Washington, D.C.

         (b)     Whether it is authorized to exercise corporate trust powers.

                 Yes.


2. AFFILIATIONS WITH OBLIGOR AND UNDERWRITERS. If the obligor or any underwriter for the obligor is an affiliate of the trustee, describe each affiliation.

                 None.

         In answering this item the trustee has relied in part on information furnished by the obligor and the underwriters, and the trustee disclaims responsibility for the accuracy or completeness of such information. Trustee has also examined its own books and records for the purpose of answering this item.

16.      LIST OF EXHIBITS

         List below all exhibits filed as a part of this statement of eligibility and qualification.

         EXHIBIT A

                 Articles of Association of Bank of America National Trust and Savings Association (formerly Bank of Italy). By-Laws of Bank of America National Trust and Savings Association.

         *EXHIBIT B

                 Copy of Charter under date of March 1, 1927 authorizing Bank of Italy National Trust and Savings Association to commence business of banking.

         *EXHIBIT C

                 Copy of authorization of the Federal Reserve Board issued under date of November 1, 1930, granting Bank of America National Trust and Savings Association the right to act in a fiduciary capacity.

         *EXHIBIT D

                 Certificate issued by the Comptroller of the Currency under date of November 1, 1930 evidencing consolidation of Bank of Italy National Trust and Savings Association and Bank of America of California under the corporate title of Bank of America National Trust and Savings Association.

         *EXHIBIT E

                 Copy of Charter under date of March 31, 1969, authorizing B.A. National Bank to commence business of banking.

         *EXHIBIT F

                 Copy of certificate issued by the Comptroller of the Currency under date of April 1, 1969, evidencing the merger of Bank of America National Trust and Savings Association into B.A. National Bank under the title "Bank of America National Trust and Savings Association".

         *EXHIBIT G

                 A copy of the approval for "Bank of America National Trust and Savings Association" to operate the presently existing branches of Bank of America National Trust and Savings Association.

          EXHIBIT H

                 Consent of Bank of America National Trust and Savings Association required by Section 321 (b) of the Act.

          EXHIBIT I

                 Copy of the latest Report of Condition at the close of
                 business on    December 31, 1993    of the Trustee published
                 in response to call made by Comptroller of Currency.

          EXHIBIT J

                 A copy of any order pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act. (Not Applicable)

          EXHIBIT K

                 Foreign trustees are required to furnish a consent to service of process (see Rule 10a-4 under the Act). (Not Applicable)


*Exhibits prefaced by this designation are filed with Securities and Exchange Commission as exhibits to Statement of Eligibility and Qualification under the Trust Indenture Act of 1939, as amended, in connection with the Registration Statement of Borden Inc., File No. 2-50369, under the same exhibit number and are incorporated herein by reference.

                                  SIGNATURES




Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, Bank of America National Trust and Savings Association, a corporation organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City and County of Los
Angeles, State of California, on the  25th     day of April, 1994   .


                              BANK OF AMERICA NATIONAL TRUST
                                 AND SAVINGS ASSOCIATION



                               By:_________________________________
                                   A. Soderholm
                                   Vice President
                                   (Name and Title)





Attest:____________________________
        M. Lee
        Assistant Secretary

                            ARTICLES OF ASSOCIATION

                                      AND

                                     BYLAWS

                         ______________________________



                         BANK OF AMERICA NATIONAL TRUST

                            AND SAVINGS ASSOCIATION





                                         ARTICLES:  LAST AMENDED JUNE 23, 1992
                                         BYLAWS:    LAST AMENDED OCTOBER 4, 1993

                                     INDEX


                                                                                              Page
                                                                                              ----
Articles of Association                                                                       1
- -----------------------

By-laws
- -------
Article I                 Offices                                                             4

Article II                Meetings of Shareholders                                            4

Article III               Directors                                                           6

Article IV                Meetings of the Board of Directors                                  7

Article V                 Committees                                                          9

Article VI                Advisory Directors and                                              14
                          Advisory Boards

Article VII               Officers                                                            15

Article VIII              Capital Stock--Certificates                                         17
                          of Stock

Article IX                Indemnification                                                     19

Article X                 Emergency                                                           21

Article XI                Miscellaneous                                                       22

                            ARTICLES OF ASSOCIATION
                                       OF
                                BANK OF AMERICA
                     NATIONAL TRUST AND SAVINGS ASSOCIATION


           FIRST. The title of the Association shall be "Bank of America National Trust and Savings Association."

           SECOND. The places where the banking houses and offices of the Association shall be located and its operations of discount and deposit carried on, and its general business conducted, shall be in the State of California, its Head Office being in the City and County of San Francisco, State of California, with such branches as may be authorized and established.

           The Board of Directors shall have the power to move any of the branches of the Association from one location to another as may be authorized by law or regulation, or to discontinue the operations of any of such branches. The Head Office of the Association and any of its branches may, pursuant to appropriate action taken by the Directors, be moved from one location to another, as may be authorized by law or regulation of the Comptroller of the Currency, and without action by the shareholders.

           THIRD. BOARD OF DIRECTORS. The Board of Directors shall consist of such number of directors, not less than five nor more than twenty-five, as shall be determined from time to time by resolution of the Board of Directors or by the shareholders at any annual or special meeting.

           A director of the Association shall not be personally liable to the Association or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Association or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for willful or negligent violation of Sections 56 or 60 of Title 12 of the United States Code, or (iv) for any transaction from which the director derives any improper personal benefit. Any repeal or modification of the foregoing sentence shall not result in any liability for a director with respect to any action or omission occurring prior to such repeal or modification.

           FOURTH. The regular annual meeting of the shareholders of the Association shall be held in the city of its Head Office on such date as shall be from time to time established by bylaws duly adopted by the Association. At such meeting a Board of Directors shall be elected, but if no election shall be held on that day, it may be held at any regular adjournment thereof or at a subsequent special meeting called in accordance with the provisions of the laws of the United States.

           FIFTH. The amount of authorized capital stock of the Association shall be $700,000,000, divided into 35,000,000 shares of common stock at the par value of twenty dollars ($20.00) each.

           The said capital stock may be increased or decreased from time to time in accordance with the provisions of the banking laws of the United States. In the event of an increase in said capital stock by the sale of additional shares thereof, except such sale as shall be made under the terms of any Stock Options Plan for officers and employees which shall have been approved by the shareholders, each shareholder shall be entitled to subscribe for such additional shares in proportion to the number of shares of said capital stock owned by him of record on such date before the stock is increased as may be reasonably fixed by the Board of Directors or the shareholders.

           SIXTH. (a) OFFICERS. -- The Board of Directors shall designate and elect a Director to be Chairman of the Board, who shall perform such duties as may be designated by the Board. The Board shall elect one of its members President of the Association and may elect one or more of its members Vice-Chairman or Vice-Chairmen of the Board. The Directors shall have power to elect one or more Vice Presidents who shall be authorized, in the absence or inability of the President from any cause, to perform all acts and duties pertaining to the office of President except such as the President only is authorized by law to perform; and to elect or appoint a Cashier, a Secretary, and such other officers and clerks as may be required to transact the business of the Association; and to fix the salaries to be paid to them and to continue them in office or to dismiss them as in the opinion of a majority of the Board the interests of the Association may demand.

           (b) POWERS OF BOARD OF DIRECTORS. -- The Board of Directors shall have the power to define the duties of the officers and clerks of the Association, to require bonds from them and to fix the penalty thereof; to regulate the manner in which election of Directors shall be held, and to appoint judges of the elections; subject to the approval of the Comptroller of the Currency and such other approvals as may be required by law, to issue capital notes, capital debentures or similar instruments in such amounts and under such terms and conditions as they may deem proper; to make all bylaws that it may be proper for them to make, not inconsistent with law and these Articles of Association, for the general regulation of the business of the Association and the management of its affairs; and generally to do and perform all acts that it may be legal for a Board of Directors to do and perform according to law and within the limits of these Articles of Association.

           SEVENTH. The corporate existence of the Association shall continue until terminated in accordance with the laws of the United States.

           EIGHTH. AMENDMENTS TO ARTICLES OF ASSOCIATION AND SPECIAL MEETINGS OF SHAREHOLDERS. Except as otherwise specifically provided by these Articles of Association or by statute, these Articles of Association may be amended at any regular or special meeting of shareholders by a majority of the votes to which the holders of the shares of capital stock at the time outstanding are entitled. Except as otherwise specifically provided by statute, special meetings of the shareholders may be called for any purpose at any time by the Board of Directors or by the holders of at least ten percent of the then outstanding shares of any class. Every such special meeting shall be called by mailing, not less than ten days before the time fixed for the meeting, to all shareholders of record entitled to act and vote at such meeting at their respective addresses as shown on the books of the Association, a notice stating the purpose of the meeting. Such notice may be waived in writing.

                                     BYLAWS
                                       OF
                                BANK OF AMERICA
                     NATIONAL TRUST AND SAVINGS ASSOCIATION



                                   ARTICLE I

                                    OFFICES


           Section 1. OFFICES. The Bank may have offices at such places where the Bank is permitted by law to have offices as the Board of Directors may from time to time determine or the business of the Bank may require.



                                   ARTICLE II

                            MEETINGS OF SHAREHOLDERS


           Section 1. PLACE OF MEETING. The regular annual meeting of the shareholders of the Bank shall be held in the City of San Francisco, State of California at such place therein as shall be designated in the notice of meeting or at such other place either within or without the State of California as shall be designated in the notice of meeting. Special meetings of the shareholders of the Bank shall be held at such place as may be fixed from time to time by the Board of Directors and stated in the notice of the meeting.

           Section 2. ANNUAL MEETINGS. The annual meeting of the shareholders for the election of Directors and for the transaction of such other business as may come before the meeting shall be held on the Thursday in May immediately preceding the federal observance of the Memorial Day Holiday of each year at such time as may be designated by the Board of Directors. If, for any reason, an election of directors is not made on that day, the Board of Directors shall order the election to be held on some subsequent day, as soon thereafter as practicable, according to the provisions of law; and notice thereof shall be given in the manner herein provided for the annual meeting. All elections shall be held according to such regulations as may be prescribed by the Board of Directors, not inconsistent with the provisions of the National Banking Laws, the Articles of Association of the Bank, and these By-laws.

           Section 3. NOTICE OF ANNUAL MEETING. Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each shareholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting.

           Section 4. NOMINATIONS. Nominations for election to the Board of Directors may be made by the Board of Directors or by any shareholder entitled to vote for the election of Directors. Nominations other than those made by or on behalf of the existing management of the Bank, shall be made in writing and shall include the following information to the extent known to the nominating shareholder:

           (1)    Name and address of each proposed nominee;

           (2)    The principal occupation of each proposed nominee;

           (3) The total number of shares that, to the knowledge of the nominating shareholder, will be voted for each proposed nominee;

           (4) The name and residence address of the nominating shareholder; and

           (5)    The number of shares owned by the nominating shareholder.

           Such nominations shall be delivered or mailed to the President of the Bank and to the Comptroller of the Currency, Washington, D.C., not less than fourteen days nor more than fifty days prior to any meeting of stockholders called for the election of Directors, provided however, that if less than twenty-one days' notice of the meeting is given to shareholders, such nomination shall be mailed or delivered to the President of the Bank and to the Comptroller of the Currency not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. Nominations not made in accordance herewith may, in his or her discretion, be disregarded by the Chairman of the meeting, and upon his or her instructions, the vote tellers may disregard all votes cast for each such nominee.

           Section 5. SPECIAL MEETINGS. Special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Articles of Association, may be called by the Chairman of the Board or the President and shall be called by the Chairman of the Board or the President or Secretary at the request in writing of a majority of the Board of Directors, or at the request in writing of shareholders owning a majority in amount of the entire capital stock of the Bank issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting.

           Section 6. NOTICE OF SPECIAL MEETING. Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given not less than ten nor more than fifty days before the date of the meeting, to each shareholder entitled to vote at such meeting.

           Section 7. BUSINESS. Business transacted at any special meeting of shareholders shall be limited to the purposes stated in the notice of the meeting or in a duly executed waiver of notice.

           Section 8. QUORUM AND ADJOURNMENT. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the shareholders for the transaction of business except as otherwise provided by statute or by the Articles of Association. If, however, such quorum shall not be present or represented at any meeting of the shareholders, the shareholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting.

           Section 9. ORGANIZATION. At every meeting of the shareholders, the Chairman of the Board shall preside. In the absence of such officer, any other officer of the rank of President, Vice Chairman of the Board, Vice Chairman, Executive Vice President or Senior Vice President, or in the absence of all such officers a presiding officer chosen by a majority vote of the shareholders present in person or by proxy and entitled to vote thereat shall call such meeting to order and preside. The Secretary, or in his or her absence, the appointee of the presiding officer of the meeting shall act as Secretary at the meetings.

           Section 10. VOTING. A majority of the votes cast shall decide every question or matter submitted to the shareholders at any meeting, unless otherwise provided by law or by the Articles of Association. Shareholders may vote at any meeting of the shareholders by proxies duly authorized in writing, but no officer, clerk, teller or bookkeeper of the Bank shall act as proxy. Proxies shall be valid only for one meeting, to be specified therein, and any adjournment of such meeting. Proxies shall be dated and shall be filed with the records of the meeting.



                                  ARTICLE III

                                   DIRECTORS


           Section 1. NUMBER, ELECTION AND TERM. The Board of Directors of the Bank shall consist of not less than five nor more than twenty-five Directors, as shall be determined from time to time by resolution of a majority of the full Board or by resolution of the shareholders at any annual or special meeting; provided, however, that a majority of the full Board may not increase the number of Directors to a number which (i) exceeds by more than two the number of Directors last elected by shareholders where such number was fifteen or less, or (ii) exceeds by more than four the number of

Directors last elected by shareholders where such number was sixteen or more, but in no event shall the number of Directors exceed twenty-five. Each Director shall take and subscribe his or her Oath of Office before entering upon the duties of a Director. Each Director shall be a shareholder of BankAmerica Corporation, if and to the extent required by law. The Directors shall be elected at the annual meeting of shareholders, except as provided in
Section 2 of this Article III, and each Director shall hold office until his or her successor is elected and qualified or until his or her earlier removal.

           Section 2. VACANCIES AND NEWLY CREATED DIRECTORSHIPS. Vacancies and newly created directorships resulting from any increase in the authorized number of Directors may be filled by a majority of the Directors then in office, though less than a quorum, or by a sole remaining Director, and the Directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify or until their earlier resignations or removals. If there are no Directors in office, then an election of Directors may be held in the manner provided by statute.

           Section 3. RESIGNATIONS. Any Director of the Bank may resign at any time by giving written notice to the Chairman of the Board or President or to the Secretary of the Bank. The resignation of any Director shall take effect at the date of receipt of such notice or at any later date specified therein; and unless otherwise specified therein the acceptance of such resignation by the Board of Directors shall not be necessary to make it effective.

           Section 4. GENERAL POWERS. The business of the Bank shall be managed by or under the direction of its Board of Directors which may exercise all such powers of the Bank and do all such lawful acts and things as are not by statute or by the Articles of Association or by these By-laws directed or required to be exercised or done by the shareholders.

           Section 5. COMPENSATION OF DIRECTORS, OFFICERS AND EMPLOYEES. Fees and expenses payable to Directors shall be in such amounts as shall be determined by the Board of Directors, except that no Director of the Bank who receives any salary as an officer or employee thereof shall receive any per diem or other compensation for attending any meeting of the Board of Directors or of the Executive Committee or of any other committee. The Board of Directors shall have power to fix the compensation of all officers and employees of the Bank.



                                   ARTICLE IV

                       MEETINGS OF THE BOARD OF DIRECTORS


           Section 1. PLACE OF MEETINGS. The Board of Directors of the Bank may hold meetings, both regular and special, either within or without the State of California.

           Section 2. ORGANIZATIONAL MEETING. The Board of Directors shall meet for the purpose of organization, the election of officers and the transaction of other business, on the same day as each annual meeting of shareholders at such place as may be designated by the presiding officer of such meeting, or as may be otherwise provided by vote of the shareholders at such meeting. Notice of such meeting shall not be necessary.

           Section 3. REGULAR MEETINGS. Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board.

           Section 4. SPECIAL MEETINGS. Special meetings of the Board may be called by the Chairman of the Board or a Vice Chairman of the Board or the President on two days' notice to each Director, either personally or by mail or by telegram; special meetings shall be called by the Chairman of the Board or a Vice Chairman of the Board or President or Secretary in like manner and on like notice on the written request of any three Directors.

           Section 5. QUORUM. At all meetings of the Board a majority of the Directors shall constitute a quorum for the transaction of business and the act of a majority of the Directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the Articles of Association. If a quorum shall not be present at any meeting of the Board of Directors the Directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

           Section 6. ACTION BY WRITTEN CONSENT. Unless otherwise restricted by the Articles of Association or these By-laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing. The written consents shall be filed with the minutes of proceedings of the Board or committee.

           Section 7. TELEPHONE PARTICIPATION IN MEETINGS. Members of the Board of Directors or any committees thereof may participate in a meeting of the Board of Directors or of such committees by means of conference telephone or other communications equipment by means of which all persons participating can hear each other, and such participation shall constitute presence in person at such meeting.

                                   ARTICLE V

                                   COMMITTEES


           Section 1. EXECUTIVE COMMITTEE. During the intervals between meetings of the Board, all power and authority of the Board regarding the management of the business and affairs of the Bank shall be exercised by the Executive Committee, except that the committee shall have no power:

           (a)  To amend the Articles of Association or the By-laws of the Bank.

           (b) To recommend to the shareholders of the Bank the sale, lease or exchange of all or substantially all of the Bank's property and assets.

           (c)  To adopt an agreement of merger or consolidation.

           (d) To recommend to the shareholders of the Bank the dissolution of the Bank or a revocation of a dissolution.

           (e)  To declare a dividend.

           (f)  To authorize the issuance of stock.

           (g) To appoint or remove the Chairman of the Board or the President of the Bank.

           The committee shall consist of such Directors as the Board may from time to time appoint by resolution passed by a majority of the whole Board.

           Section 2. MANAGING COMMITTEE. During intervals between meetings of the Executive Committee, the Managing Committee shall exercise the power and authority of the Executive Committee. The committee shall consist of such Directors or officers as the Board may from time to time appoint by resolution passed by a majority of the whole Board.

           Section 3. AUDITING AND EXAMINING COMMITTEE. The Auditing and Examining Committee shall provide assistance to the Board in meeting its responsibilities regarding the adequacy of internal controls, the quality and integrity of regulatory and financial accounting and reporting and the effectiveness of internal and external auditing of the Bank and its subsidiaries. The committee shall take appropriate action to encourage free and open communication among the Board, the independent accountants, and the officers of the Bank responsible for internal audit, credit examination, regulatory and financial accounting and reporting and the internal accounting controls of the Bank. In carrying out its duties, the committee shall review reports of regulatory examinations of the Bank, and management letters and other assessments of the adequacy of internal accounting controls from the independent accountants and from the internal auditors, together with any proposed response by management of the Bank; monitor the general condition of the Bank's credit exposure and deposit concentration; review the adequacy of the Bank's controls of regulatory and financial accounting and reporting; recommend to the Board the firm to be employed by the Bank as its independent accountants, review and make recommendations to the Board regarding the terms and scope of such firm's engagement, and monitor its performance and independence; review the Bank's principal periodic financial reports to the public and to regulatory agencies; review the application of significant accounting policies to such reports; review significant new or proposed accounting policy or reporting issues; and review unused Bank properties and plans for their future use.

           The committee shall annually review and approve the scope of the auditing and credit examination functions of the Bank and shall monitor their performance. The committee shall also review the adequacy of the oversight by the boards of directors of the Bank's subsidiaries over the auditing and credit examination functions in such subsidiaries and may inquire into such matters and review such reports and other documents regarding the subsidiaries as it deems appropriate.

           The committee may employ independent accountants, outside counsel and other experts as it deems necessary, and shall have all additional powers necessary to carry out the foregoing functions and such other functions as may be assigned by the Board from time to time.

           The committee shall consist of such members as the Board may from time to time appoint by resolution passed by a majority of the whole Board. At least two members of the committee shall have significant executive, professional, educational, or regulatory experience in financial, auditing, accounting, or banking matters as shall be determined by the Board.

           No member of the committee shall be, or shall have been within one year prior to serving as a member of the committee, an officer or employee of the Bank, BankAmerica Corporation or any of their subsidiaries or affiliates, and no member shall have any relationship that, in the opinion of the Board, would interfere with the member's exercise of independent judgment as a member of the committee, including any significant direct or indirect credit or other relationships with the Bank, the termination of which likely would materially and adversely affect the Bank's financial condition or results of operations.

           Section 4. EXECUTIVE PERSONNEL AND COMPENSATION COMMITTEE. The Executive Personnel and Compensation Committee shall have responsibility for, and shall review and approve, the overall compensation programs for the Bank's Managing Committee and such other members of the senior management of the Bank as determined by the committee from time to time by resolution.

           The committee shall also advise management regarding executive succession planning and the selection, development and performance of the

Bank's Managing Committee and senior management as determined by the committee from time to time.

           The committee shall have all additional powers necessary to carry out its responsibilities and such other duties as may be assigned by the Board from time to time.

           The committee shall consist of such Directors as the Board may from time to time appoint by resolution passed by a majority of the whole Board.

           No member of the committee shall be an active officer of the Bank or any of its subsidiaries, and no member shall have any relationship that, in the opinion of the Board, would interfere with the member's exercise of independent judgment as a member of the committee.

           In taking actions with respect to compensation of members of senior management as determined from time to time by BankAmerica Corporation, the committee shall take into account the recommendations of the Executive Personnel and Compensation Committee of BankAmerica Corporation (BAC committee). If the committee disagrees with any such recommendation, the committee shall consult with the BAC committee before taking any action.

           Section 5. NOMINATING COMMITTEE. The Nominating Committee shall recommend to the Board criteria for the selection of candidates to serve on the Board; evaluate all proposed candidates; recommend to the Board nominees to fill vacancies on the Board; and recommend to the Board prior to the annual meeting of shareholders a slate of nominees for election to the Board by the shareholders of the Bank at the annual meeting.

           The committee may also review and make recommendations to the Executive Committee or the Board with respect to the Bank's overall compensation program for Directors, including salary, perquisites, deferred compensation plans, stock or stock option plans or other incentive plans, and retirement plans.

           In carrying out its duties the committee shall seek possible candidates for the Board and otherwise aid in attracting qualified candidates to the Board. The committee shall be available to the Chairman of the Board or President and other members of the Board for consultation concerning candidates for the Board. The committee shall periodically review, assess and make recommendations to the Board with regard to the size and composition of the Board. The committee shall have all additional powers necessary to carry out its responsibilities and such other duties as may be assigned by the Board from time to time.

           The committee shall consist of such Directors as the Board may from time to time appoint by resolution passed by a majority of the whole Board.

           No member of the committee shall be an active officer of the Bank, BankAmerica Corporation or any of their subsidiaries and no member shall have any relationship that, in the opinion of the Board, would interfere with the member's exercise of independent judgment as a member of the committee.

           Section 6. PUBLIC POLICY COMMITTEE. The Public Policy Committee shall advise and make recommendations to the Board and management of the Bank concerning matters of public and social policy. The committee shall identify and monitor the social, political and environmental trends and issues that could affect the Bank's or its subsidiaries' performance and the related interests of employees, shareholders, customers, and the general public; evaluate and advise the Board and management on long range plans and programs for adjusting operations to those trends and issues; provide Community Reinvestment Act (CRA) oversight to ensure that the CRA activities of the Bank reflect the Bank's commitment to outstanding performance; and recommend to the Board and management, as appropriate, action on specific public policy issues, and advise the Board and management as to the committee's evaluation of related policies, practices and procedures.

           The committee shall have all additional powers necessary to carry out its responsibilities and such other duties as may be assigned by the Board from time to time.

           The committee shall consist of such Directors as the Board may from time to time appoint by resolution passed by a majority of the whole Board.

           Section 7. TRUST AUDIT COMMITTEE. The Trust Audit Committee is responsible for discharging the duties of the board with respect to audits of the fiduciary activities of the Bank. At least once during each calendar year and within 15 months of the last such audit, the Committee shall direct that suitable audits be made by auditors responsible only to the board of directors, and at such time shall ascertain whether fiduciary powers have been administered according to law, Part 9 of the Regulations of the Comptroller of the Currency, and sound fiduciary principles. The Committee shall be comprised of directors, exclusive of active officers of the Bank or members of the trust committee designated by the board. The Committee shall review regulatory reports of examination, internal audits, and reports from the Bank's independent auditors with respect to the Bank's fiduciary activities; and, shall monitor the internal fiduciary audit function and perform such other duties which the Board may assign from time to time. In discharging its duties, the Committee may rely on the evaluations, conclusions and reports of internal and external auditors and legal counsel utilized by it in the performance or review of audit functions. At least annually, the Trust Audit Committee shall make a report to the Board of Directors of the audits and examination, action(s) taken thereon, and recommendations with respect to the fiduciary activities.

           Section 8. OTHER COMMITTEES. The Board may by resolution passed by a majority of the whole Board, designate one or more other committees, each committee to consist of such members as the Board determines. The Board may designate one or more persons as alternate members of any such committee who may replace any absent or disqualified member at any meeting of the committee. Any such committee shall have and may exercise such powers as may be specified in the resolution creating such committee. Each committee shall have such name as may be determined from time to time by the Board. The Board may change the members of any committee, fill vacancies and discharge any committee, with or without cause, at any time.

           Section 9. MEETING REQUIREMENTS. The Board shall designate one member of each committee to serve as chairman of the committee. Except as otherwise stated in these By-laws or a resolution of the Board, a number equal to a majority of the members of a committee shall be deemed to constitute a quorum for actions of the committee. If a quorum is not present at any meeting of a committee, the committee members present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. Except as otherwise stated in these By-laws or in a resolution of the Board, the vote of a majority of the members of a committee present at a meeting at which a quorum is present shall be necessary for action to be taken by the committee, and each committee shall hold regular and special meetings at times and places and upon notice as the committee may determine.
In the absence of any other notice requirements, meetings of a committee may be called by the chairman of the committee or the Secretary, and must be called by the chairman of the committee or the Secretary upon the request of any two members of the committee, on at least 24 hours' notice to each committee member before the hour appointed for holding such meeting. Notice shall be given personally, or by leaving the notice at the member's place of business or residence, or by mailing the notice in San Francisco or Los Angeles, with the postage thereon fully prepaid, addressed to the member at his or her last known place of business or residence, or by telegraphing or telecopying the notice to the member at his or her last known place of business or residence. The method of notice of a special meeting shall be entered in the minutes of the special meeting, and the approval of the minutes at any subsequent meeting of the committee shall be conclusive upon the question of service.

           Section 10. ACTION BY WRITTEN CONSENT. Unless otherwise restricted by these By-laws, any action required or permitted to be taken at any meeting of any committee may be taken without a meeting, if all members of the committee consent to the action in writing. The written consents shall be filed in the minute book of the committee.

           Section 11. TELEPHONE PARTICIPATION IN MEETINGS. Members of a committee may participate in a meeting of the committee by means of conference telephone or other communications equipment by means of which all persons participating can hear each other, and such participation shall constitute presence in person at the meeting.

           Section 12. SUBCOMMITTEES. Except as otherwise stated in these By-laws or a resolution of the Board, each committee may appoint and discharge subcommittees and may delegate to such subcommittees any of the power and authority of the committee, subject to such restrictions as the committee may determine. The committee may authorize such subcommittees to appoint their own subcommittees and to delegate any of their power and authority. Each subcommittee shall have such members as the committee shall appoint, provided that at least one member of the committee shall be a member of the subcommittee. The name of each subcommittee shall be determined by the committee or subcommittee which appoints it. Each committee and subcommittee may designate one or more Directors or officers as alternate members of any subcommittee, who may replace any specified or unspecified member who is absent or disqualified at any meeting of the subcommittee. Subcommittees shall be subject to the same procedural requirements as the committee or subcommittee which appointed it, including but not limited to the requirements set forth in this Article V for notices, quorums, action by written consent, and telephone participation in meetings. Each subcommittee shall report its actions at the next practicable meeting of the committee or subcommittee for its review and any action it deems appropriate.

           Section 13. REPORTS TO THE BOARD. Except as otherwise stated in these By-laws or a resolution of the Board, each committee shall keep minutes of its proceedings and shall report its actions and, at least on a quarterly basis, the actions of its subcommittees at the next practicable Board meeting for its review and any action it deems appropriate. Any action of the Board with respect to the report shall be recorded in the minutes of the meeting of the Board, as well as in the minute book of the committee.


                                   ARTICLE VI

                     ADVISORY DIRECTORS AND ADVISORY BOARDS


           Section 1. ADVISORY DIRECTORS. The Board of Directors may appoint such number of Advisory Directors as shall be determined by the Board from time to time. Such Advisory Directors shall serve at the pleasure of the Board of Directors and shall have such rights and functions as the Board shall determine. Advisory Directors shall receive such compensation for their services as may be fixed by the Board. No Advisory Director who receives a salary as an officer or employee of the Bank shall receive compensation for attending any meeting of the Board of Directors or of any committee of the Board.

           Section 2. REGIONAL BOARDS. The Board of Directors may, in its discretion, create regional Boards to be composed of such persons and to consist of such number of members as the Board of Directors may appoint, and to serve for such territory as the Board of Directors may designate. Such regional Boards and the members thereof shall serve at the pleasure of the Board of Directors and shall have such rights and functions, and receive such compensation, as may be fixed by the Board.

           Section 3. ADVISORY BOARDS. Whenever, in the opinion of the Board of Directors, it shall be deemed advisable to have an Advisory Board for any branch or group of branches of the Bank, the Board of Directors may appoint an Advisory Board for such branch or group of branches, to be composed of such persons and to consist of such number as the Board of Directors may appoint and designate, and to have such rights and functions, and receive such compensation, as may be fixed by the Board of Directors. The Board of Directors may by resolution delegate the powers given it by this Section 3 of
Article VI to the Executive Committee, such powers, if so delegated to the Executive Committee, to be exercised by it subject to the approval of the Board of Directors. Such Advisory Boards and the members thereof shall serve at the pleasure of the Board of Directors.



                                  ARTICLE VII

                                    OFFICERS


           Section 1. NUMBER AND TITLES. The officers of the Bank may be, and to the extent required by law shall include: a Chairman of the Board, a President, one or more Vice Chairmen of the Board, one or more Vice Chairmen, one or more Executive Vice Presidents, one or more Senior Vice Presidents, one or more Regional Vice Presidents, one or more Vice Presidents, one or more Assistant Vice Presidents, a Cashier, one or more Assistant Cashiers, a Secretary, one or more Assistant Secretaries, a Treasurer, one or more Assistant Treasurers, and such other officers as the Board may from time to time by resolution create (the officer titles referenced in such resolutions being deemed included in these By-laws and incorporated herein by reference as though set forth fully herein), or as may be appointed in accordance with
Section 2 of this Article. The persons with officer titles listed above or referenced in the resolutions referred to above, or titles created in accordance with Section 2 of this Article and referenced in the resolutions referred to above or listed above, shall be officers of the Bank. The Secretary or the executive officer of the Bank's human resources or personnel function or the delegates of either shall maintain or cause to be maintained a current list of authorized officer titles. The Board of Directors shall approve the list of authorized officer titles at least annually.

           The Board of Directors shall designate one officer of the Bank as the Chief Executive Officer and may in its discretion confer additional functional titles, including but not limited to Chief Operating Officer and Chief Financial Officer. The President shall be a member of the Board of Directors.

           Section 2. APPOINTMENT, TERM OF OFFICE. The officers shall be appointed by the Board of Directors and shall hold office at the pleasure of the Board. Notwithstanding anything to the contrary in these By-laws contained, the Chairman of the Board, the President, any Vice Chairman of the

Board, any Vice Chairman, any Executive Vice President or the executive officer of the Bank's human resources or personnel function or any delegate of any of such officers may, in the interim between meetings of the Board of Directors, make appointments pro-tem to any office listed in Section 1 of this Article or in the resolutions referred to in Section 1, other than the following:
Chairman of the Board, Chief Executive Officer, President, Chief Operating Officer, Chief Financial Officer, Vice Chairman of the Board, Vice Chairman, Executive Vice President, Senior Vice President, Regional Vice President, Vice President, Cashier, Treasurer and Secretary. Such pro-tem appointments may be made for the purpose of filling a vacancy or increasing the number of officers, such appointees pro-tem to hold office until the next succeeding regular meeting of the Board of Directors or until the earlier revocation of such appointment. All pro-tem appointees shall hold office at the pleasure of the Board of Directors which may in its discretion approve, confirm, or revoke any such pro-tem appointments. Upon any such approval or confirmation, such persons shall hold office at the pleasure of the Board.

           Section 3. COMPENSATION. The compensation of all officers and other employees of the Bank shall be fixed by the Board of Directors or by a committee appointed or officers designated for that purpose or in accordance with procedures established by the Bank's human resources or personnel function.

           Section 4. AUTHORITY, DUTIES, FIDELITY BOND. One person may hold more than one office, except that the offices of Chairman of the Board and Secretary or President and Secretary and the offices of President and Cashier may not be held by the same person. When the signature or approval of two officers is required, a person holding two offices shall act only as one signer or approver. The duties and authority of the officers of the Bank, other than as set forth in these By-laws, may be prescribed and established by the Board of Directors or the Executive Committee. Each officer shall perform the duties imposed upon the officer by law, these By-laws, the Board of Directors and the Executive Committee. Except as otherwise set forth in these By-laws or by the Board of Directors or the Executive Committee, each officer shall have such authority and duties as usually are incident to the title and office held. The Board of Directors shall provide for such bond and fidelity insurance covering the officers of the Bank and for the faithful and honest discharge of their duties as they may determine.

           Section 5. THE CHAIRMAN OF THE BOARD. The Chairman of the Board shall preside at all meetings of the shareholders and the Board of Directors and shall have such other duties and authority as are set forth in these By-laws or may be assigned by the Board of Directors.

           Section 6. THE VICE CHAIRMEN OF THE BOARD. The Board of Directors may appoint one or more Vice Chairmen of the Board. Each Vice Chairman of the Board shall have such duties and authority as may be assigned by the Board of Directors or by the officer to whom such Vice Chairman of the Board reports. If more than one Vice Chairman of the Board is appointed, the Board may designate one such Vice Chairman of the Board as Senior Vice Chairman of the Board.

           Section 7. THE PRESIDENT. The President shall have such duties and authority as are set forth in these By-laws or may be assigned by the Board of Directors or by the Chairman of the Board.

           Section 8. THE VICE CHAIRMEN. The Board of Directors may appoint one or more Vice Chairmen. Each Vice Chairman shall have such duties and authority as may be assigned by the Board of Directors or by the officer to whom such Vice Chairman reports.

           Section 9. THE VICE PRESIDENTS. The Board of Directors may appoint one or more Vice Presidents. The Board of Directors may create categories of Vice Presidents, including but not limited to Executive Vice Presidents, Senior Vice Presidents, Regional Vice Presidents and Assistant Vice Presidents. The Board of Directors, the Chairman of the Board or the President may designate seniority of ranking among categories of Vice Presidents. Each Vice President shall have such duties and authority as may be assigned by the Board of Directors or by the officer to whom such Vice President reports.

           Section 10. THE SECRETARY. The Secretary shall have charge and custody of the corporate seal, records and Minute Books of the Bank, shall keep correct written minutes of all meetings of shareholders and Directors, and shall give or cause to be given notice of all meetings of the shareholders and of the Board of Directors in accordance with these By-laws and as required by law. The duties of the Secretary may be performed by any Assistant Secretary.

           Section 11. THE CHIEF EXECUTIVE OFFICER. The Chief Executive Officer shall have general executive supervision of the business and affairs of the Bank.

           Section 12. THE CHIEF OPERATING OFFICER. The Chief Operating Officer shall have such duties and authority as may be assigned by the Chief Executive Officer to whom the Chief Operating Officer shall report.

           Section 13. THE CHIEF FINANCIAL OFFICER. The Chief Financial Officer shall be the principal financial officer of the Bank.



                                  ARTICLE VIII

                      CAPITAL STOCK--CERTIFICATES OF STOCK


           Section 1. CERTIFICATES, TRANSFER AGENTS AND REGISTRARS. Every holder of stock in the Bank shall be entitled to have a certificate, signed by, or in the name of the Bank by, the Chairman of the Board, or the President, or a Vice Chairman of the Board, or a Vice Chairman or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Bank, certifying the number of shares owned by such shareholder. Where a certificate is countersigned by a transfer agent other than the Bank or its employee, or by a registrar other than the Bank or its employee, the signatures of the officers of the Bank may be facsimiles. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Bank with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

           Section 2. LOST, STOLEN, MUTILATED OR DESTROYED CERTIFICATES. The Board of Directors, a committee of the Board or an officer of the Bank may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Bank alleged to have been lost, stolen, mutilated or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, mutilated or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors, a committee of the Board or an officer of the Bank may, as a matter of discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen, mutilated or destroyed certificate or certificates, or such owner's legal representative, to advertise the same in such manner as shall be required and give the Bank a bond in such sum as may be directed as indemnity against any claim that may be made against the Bank with respect to the certificate alleged to have been lost, stolen, mutilated or destroyed.

           Section 3. TRANSFERS OF STOCK. Upon surrender to the Bank or the transfer agent of the Bank of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Bank to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

           Section 4. REGISTERED SHAREHOLDERS. The Bank shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

           Section 5. DIVIDENDS. Dividends upon the capital stock of the Bank, subject to the provisions of the Articles of Association and the national banking laws, may be declared by the Board of Directors at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Articles of Association and the national banking laws.


                                   ARTICLE IX

                                INDEMNIFICATION


           Section 1. RIGHT TO INDEMNIFICATION. Except as provided in Section 4, below, each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that such person, or another person of whom such person is the legal representative, is or was a Director, officer, or employee of the Bank or is or was serving at the request of the Bank as a director, officer, or employee of, or in some other representative capacity for, another corporation or a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a Director, officer, or employee or in any other capacity while serving as a Director, officer, or employee, shall be indemnified and held harmless by the Bank to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended, against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a Director, officer, or employee and shall inure to the benefit of such person's heirs, executors and administrators; provided, however, that except as provided in Section 2 hereof with respect to proceedings seeking to enforce rights to indemnification, the Bank shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Bank. The right to indemnification conferred in this Article shall be a contract right and shall include the right to be paid by the Bank the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Delaware General Corporation Law so requires, the payment of such expenses incurred by a Director or officer in such person's capacity as a Director or officer (and not in any other capacity in which service was or is rendered by such person while a Director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Bank of an undertaking, by or on behalf of such Director or officer, to repay all amounts so advanced if it shall ultimately be determined that such Director or officer is not entitled to be indemnified under this Article or otherwise.

           Section 2.  RIGHT OF CLAIMANT TO BRING SUIT.  If a claim under
Section 1 of this Article is not paid in full by the Bank within ninety days after a written claim has been received by the Bank, the claimant may at any time thereafter bring suit against the Bank to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Bank) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Bank to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Bank. Neither the failure of the Bank (including its Board of Directors, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because the claimant has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Bank (including its Board of Directors, independent legal counsel, or its shareholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

           Section 3. NON-EXCLUSIVITY OF RIGHTS. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Articles of Association, By-law, agreement, vote of shareholders or disinterested Directors or otherwise.

           Section 4. LIMITATIONS. The Bank shall not indemnify its Directors, officers, or employees against expenses, penalties, or other payments incurred in an administrative proceeding or action instituted by an appropriate bank regulatory agency acting in its regulatory capacity, which proceeding or action results in a final order assessing civil money penalties or requiring affirmative action by an individual or individuals in the form of payments to the Bank.

           Section 5. INSURANCE. The Bank may maintain insurance, at its expense, to protect itself and any Director, officer, or employee of the Bank serving in any capacity on behalf of the Bank or at its request for any other entity to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended, whether or not the Bank would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law. Any insurance purchased by the Bank must exclude from coverage any formal order assessing civil money penalties against a Director, officer, or employee of the Bank.

                                   ARTICLE X

                                   EMERGENCY


           Section 1. APPLICATION. This Article shall operate during any emergency resulting from any disaster or other emergency condition when a quorum of the Board of Directors or a Board committee cannot readily be convened.

           Section 2. MEETINGS OF BOARD OR COMMITTEE. A meeting of the Board of Directors or Board committee may be called by any officer or Director by giving notice to the Directors or committee members who can be reached by any means the person calling the meeting deems feasible.

           Section 3. CONDUCT OF BUSINESS. During any emergency, the quorum requirements for all meetings of the Board of Directors and any Board committee shall be one-fourth of the members.

           (a) If no Board of Directors meeting can be held because a quorum cannot be assembled, then those Directors who can assemble may, by majority vote, reduce the Board of Directors to not less than five Directors and may elect emergency Directors.

           (b) If only one Director can be found, then that Director may appoint emergency Directors.

           (c) If no Director can be found, then the Chief Executive Officer or Acting Chief Executive Officer may appoint emergency Directors.

           Section 4. SUCCESSION. During any emergency when the Chief Executive Officer becomes incapacitated, cannot be located, or otherwise is unable to perform his or her duties, succession to the powers of the Chief Executive Officer as Acting Chief Executive Officer shall occur in the following order:

                  Chairman of the Board,
                  President,
                  Vice Chairman of the Board,
                  Vice Chairman,
                  any member of Managing Committee,
                  Cashier.

Priority within rank shall be set by seniority in the ranking office. If seniority in office dates from the same day, then seniority based on total length of service shall be determinative.

Notwithstanding the foregoing, the Board of Directors during an emergency may appoint or replace any Acting Chief Executive Officer, or may change the priority of succession, as the Board determines.

           Section 5. AUTHORITY. During any emergency the Chief Executive Officer or Acting Chief Executive Officer shall have all authority that officer deems necessary to protect the interests of the Bank, may appoint emergency officers, and may delegate authority to them.

           Section 6. NO LIABILITY. No officer, Director or employee acting in accordance with any emergency By-laws or resolutions shall be liable except for willful misconduct.

           Section 7. EFFECT ON BY-LAWS. To the extent not inconsistent with this emergency By-law, the By-laws of the Bank shall remain in effect during any emergency. Upon termination of the emergency, this By-law shall cease to be operative and authority to act as an officer or Director shall be determined by the other By-laws, except that Directors and officers elected or appointed pursuant to this By-law shall remain Directors or officers to the extent that vacancies have been caused by death or incapacity of regular Directors or officers until their successors are appointed or elected.

           Section 8. TERMINATION OF EMERGENCY. Any emergency condition which causes this By-law to become operative shall be deemed terminated whenever one of the following conditions is met:

           (a) The Directors and emergency Directors determine by majority vote at a meeting that the emergency condition is over; or

           (b) A majority of the Directors elected or appointed pursuant to the regular By-laws holds a meeting and determines the emergency condition is over.



                                   ARTICLE XI

                                 MISCELLANEOUS


           Section 1. MINUTE BOOK. The organization papers of the Bank, the returns of the judges of election, and the proceedings of all regular and special meetings of the Directors and of the shareholders shall be recorded in the Minute Book and the minutes of each meeting shall be signed by the Secretary and approved by the Presiding Officer. There shall also be noted by the Secretary and recorded in the Minute Book the receipt by the Board of reports of all committees of the Board of Directors and said reports shall be preserved by the Secretary but need not be recorded in the Minute Book unless especially ordered by the Board of Directors.

           Section 2. CONVEYANCE OF REAL PROPERTY, TRANSFER OF PERSONAL PROPERTY, AND EXECUTION AND DELIVERY OF DEEDS, LEASES, CONTRACTS, ETC. Authority to convey real property, transfer personal property, sign, execute and deliver deeds, leases, contracts, notes, negotiable instruments, agreements and all other written instruments and documents for and on behalf of the Bank, other than as set forth in these By-laws or as prescribed by law, shall be prescribed by resolutions adopted by the Board of Directors of the Bank from time to time.

           Section 3. SEAL. In the execution on behalf of the Bank of any instrument, document, writing, notice or paper, it shall not be necessary to affix the corporate seal of the Bank thereon, and any such instrument, document, writing, notice or paper when executed without said seal affixed thereon shall be of the same force and effect and as binding on the Bank as if said corporate seal had been affixed thereon in each instance.

           Section 4. WAIVER OF NOTICE. Whenever any notice whatever is required to be given by law or by these By-laws or the Articles of Association, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

           Section 5. AMENDMENTS. These By-laws may be altered or repealed at any regular meeting of the shareholders or of the Board of Directors or at any special meeting of the shareholders or of the Board of Directors if notice of such alteration or repeal be contained in the notice of such special meeting.

           Section 6. FISCAL YEAR. The fiscal year of the Bank shall be the calendar year.

                                CERTIFICATION



        I, Cheryl Sorokin, Secretary of Bank of America National Trust and Savings Association, a national banking association organized and existing under and by virtue of the laws of the United States of America and having its principal place of business in the City and County of San Francisco in the State of California, certify that the foregoing pages 1 to 3 inclusive constitute a true and correct copy of the Articles of Association of Bank of America National Trust and Savings Association, as amended and as they now exist, and that the foregoing pages 4 to 23 inclusive constitute a true and correct copy of the Bylaws of Bank of America Trust and Savings Association, as amended and as they now exist.



Dated:  April 25, 1994





                                                  /s/ CHERYL SOROKIN
                                                        Secretary
                                              BANK OF AMERICA NATIONAL TRUST
                                                  AND SAVINGS ASSOCIATION

The undersigned, as Trustee or prospective Trustee under the Indenture of J.C. Penney Company, Inc., Issuer, dated as of April 1, 1994, does hereby consent that reports of examinations by Federal, State, Territorial, or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request, in accordance with and to the extent prescribed under Section 321 of the Trust Indenture Act of 1939.


                              BANK OF AMERICA NATIONAL TRUST
                                 AND SAVINGS ASSOCIATION



                               By:_________________________________
                                   A. Soderholm
                                   Vice President
                                   (Name and Title)





Attest:____________________________
       M. Lee
       Assistant Secretary





                                  EXHIBIT "H"

                                                                       EXHIBIT I


REPORT OF CONDITION


Consolidating domestic and foreign subsidiaries of the BANK OF AMERICA NT&SA of San Francisco in the State of California, at the close of business on December 31, 1993 published in response to call made by Comptroller of the Currency, under Title 12, United States Code, Section 161.


Charter number 13044 - National Bank Region Number 14.                                         Dollar Amounts
                                                                                              ---------------
STATEMENT OF RESOURCES AND LIABILITIES                                                          In Thousands
                                                                                              ---------------
Cash and balances due from depository institutions :
  Noninterest-bearing balances and currency and coin..........................................    $7,653,000
  Interest-bearing balances ..................................................................     2,956,000
Securities:
  a. Held-to-maturity securities..............................................................     8,196,000
  b. Available-for-sale securities............................................................
Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:
  Federal funds sold .........................................................................     3,644,000
  Securities purchased under agreements to resell ............................................       649,000
Loans and lease financing receivables:
  Loans and leases, net of unearned income .....................................  $99,417,000
  Less: Allowance for loan and lease losses ....................................    2,541,000
  Less: Allocated transfer risk reserve.........................................            0
                                                                                  ------------
  Loans and leases, net of unearned income, allowance, and reserve ...........................    96,876,000
Assets held in trading accounts ..............................................................     6,208,000
Premises and fixed assets (including capitalized leases) .....................................     2,686,000
Other real estate owned ......................................................................       436,000
Investments in unconsolidated subsidiaries and associated companies ..........................       330,000
Customers' liability to this bank on acceptances outstanding .................................       735,000
Intangible assets ............................................................................     2,501,000
Other assets .................................................................................     3,823,000
                                                                                                ------------
Total Assets..................................................................................  $136,693,000
                                                                                                ============

Deposits:
  In domestic offices ..........................................................                 $83,916,000
     Noninterest-bearing .......................................................  $24,658,000
     Interest-bearing ..........................................................   59,258,000
                                                                                  -----------
  In foreign offices, Edge and Agreement subsidiaries, and IBFs ................                  22,453,000
     Noninterest-bearing .......................................................   $1,303,000
     Interest-bearing ..........................................................   21,150,000
                                                                                   ----------
Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:
  Federal funds purchased ....................................................................     2,453,000
  Securities sold under agreements to repurchase..............................................       842,000
Demand notes issued to the U. S. Treasury ....................................................         1,000
Other borrowed money:
  a. With original maturity of one year or less...............................................
  b. With original maturity of more than one year.............................................     5,396,000
Mortgage indebtedness and obligations under capitalized leases ...............................        42,000
Bank's liability on acceptances executed and outstanding .....................................       735,000
Subordinated notes and debentures.............................................................     4,163,000
Other liabilities ............................................................................     4,993,000
                                                                                               -------------
Total liabilities ............................................................................   124,994,000
                                                                                               -------------

Common stock .................................................................................       616,000
Surplus (exclude all surplus related to preferred stock)......................................     5,373,000
Undivided profits and capital reserves .......................................................     5,808,000
Net unrealized holding gains (losses) on available-for-sale securities........................             0
Cumulative foreign currency translation adjustments ..........................................       (98,000)
                                                                                               -------------
Total equity capital .........................................................................    11,699,000
                                                                                               -------------
Total liabilities and equity capital .........................................................  $136,693,000
                                                                                               =============


I, Joseph B. Tharp, Executive Vice President and Financial Controller of the above-named bank do hereby declare that this Report of Condition is true and
correct to the best   knowledge and belief.

                               Joseph B. Tharp
                              February 14, 1994

We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.



                                        Richard M. Rosenberg )
                                                   C. R. Dahl) Directors
                                            Lewis W. Coleman )

              Charter No. 13044 -- National Bank Region Number 14

                              REPORT OF CONDITION
               CONSOLIDATING DOMESTIC AND FOREIGN SUBSIDIARIES OF

                            BANK OF AMERICA NT & SA

                  OF SAN FRANCISCO IN THE STATE OF CALIFORNIA

                 At the close of business on December 31, 1993
       published in response to call made by Comptroller of the Currency, under title 12, United States Code, Section 161.

                                                 ASSETS
                                                                                               ($ In Thousands)
                                                                                              -----------------
Cash and balances due from depository institutions :
  Noninterest-bearing balances and currency and coin..........................................    $7,653,000
  Interest-bearing balances ..................................................................     2,956,000
Securities:
  a. Held-to-maturity securities..............................................................     8,196,000
  b. Available-for-sale securities............................................................
Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:
  Federal funds sold .........................................................................     3,644,000
  Securities purchased under agreements to resell.............................................       649,000
Loans and lease financing receivables:
  Loans and leases, net of unearned income .....................................  $99,417,000
  Less: Allowance for loan and lease losses ....................................    2,541,000
  Less: Allocated transfer risk reserve.........................................            0
                                                                                  ------------
  Loans and leases, net of unearned income, allowance, and reserve ...........................    96,876,000
Assets held in trading accounts ..............................................................     6,208,000
Premises and fixed assets (including capitalized leases) .....................................     2,686,000
Other real estate owned ......................................................................       436,000
Investments in unconsolidated subsidiaries and associated companies ..........................       330,000
Customers' liability to this bank on acceptances outstanding .................................       735,000
Intangible assets.............................................................................     2,501,000
Other assets .................................................................................     3,823,000
                                                                                                ------------
Total assets..................................................................................  $136,693,000
                                                                                                ============

                                             LIABILITIES

Deposits:
  In domestic offices ..........................................................                 $83,916,000
     Noninterest-bearing .......................................................  $24,658,000
     Interest-bearing ..........................................................   59,258,000
                                                                                  -----------
  In foreign offices, Edge and Agreement subsidiaries, and IBFs ................                  22,453,000
     Noninterest-bearing .......................................................   $1,303,000
     Interest-bearing ..........................................................   21,150,000
                                                                                  -----------
Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:
  Federal funds purchased ....................................................................     2,453,000
  Securities sold under agreements to repurchase .............................................       842,000
Demand notes issued to the U. S. Treasury ....................................................         1,000
Trading liabilities...........................................................................
Other borrowed money:
  a. With original maturity of one year or less...............................................
  b. With original maturity of more than one year.............................................     5,396,000
Mortgage indebtedness and obligations under capitalized leases ...............................        42,000
Bank's liability on acceptances executed and outstanding .....................................       735,000
Subordinated notes and debentures ............................................................     4,163,000
Other liabilities ............................................................................     4,993,000
                                                                                               -------------
Total liabilities.............................................................................   124,994,000
                                                                                               -------------

                                            EQUITY CAPITAL

Common stock .................................................................................       616,000
Surplus (exclude all surplus related to preferred stock)......................................     5,373,000
Undivided profits and capital reserves .......................................................     5,808,000
Net unrealized gains (losses) on available-for-sale securities................................             0
Cumulative foreign currency translation adjustments ..........................................       (98,000)
                                                                                               -------------
Total equity capital..........................................................................    11,699,000
                                                                                               -------------
Total liabilities and equity capital..........................................................  $136,693,000
                                                                                               =============

I, Joseph B. Tharp, Executive Vice President and Financial Controller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                Joseph B. Tharp
                               February 14, 1994

We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

                             Richard M. Rosenberg )
                                       C. R. Dahl ) Directors
                                 Lewis W. Coleman )